THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 28, 2005

With respect to Thrivent Limited Maturity Bond Fund

The third sentence under "Principal Strategies" with respect to Thrivent Limited Maturity Bond Fund is deleted and replaced with the following sentence: The average dollar-weighted portfolio maturity for the Fund is expected to be less than three years.

The date of this Supplement is June 15, 2005.

Please include this Supplement with your Prospectus.